ING MUTUAL FUNDS

ING Diversified International Fund

(“Fund”)

Supplement dated October 4, 2013

to the Fund’s Class A, Class B, Class C, Class I,

Class O, Class R and Class W Prospectus dated February 28, 2013

(the “Prospectus”)

1.              On April 1, 2013, shareholders of the Fund were sent a proxy statement, which among other things, asked shareholders to approve a new investment advisory fee structure (the “Amended Fee Structure”), which would modify the advisory fees payable to ING Investments, LLC, the Fund’s investment adviser, (“Adviser”).  Under the Amended Fee Structure, the Fund will pay an advisory fee equal to 0.00% of the Fund’s average daily net assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), and 0.30% of the Fund’s average daily net assets invested in direct investments, which include, but are not limited to a security issued by an investment company that is not a part of the ING Fund Complex, including exchange-traded funds, a security issued by a non-mutual fund issuer, such as an operating company, and derivative instruments (“Direct Investments”).  On October 1, 2013, the Fund’s shareholders approved the Amended Fee Structure which became effective on October 1, 2013.

2.              In addition, the Fund’s shareholders were asked to approve the appointment of ING Investment Management Co. LLC (“ING IM”) as the sub-adviser to the Fund replacing the “Asset Allocation Committee.” On October 1, 2013, the Fund’s shareholders approved the appointment of ING IM and all references to the “Asset Allocation Committee” are hereby deleted in their entirety.  The individuals previously identified as “Asset Allocation Committee Members” continue to be responsible for the day-to-day management of the Fund and are now identified as “Portfolio Managers.”

3.              The table and accompanying footnotes in the section entitled “Fees and Expenses of the Fund — Annual Operating Expenses” of the Fund’s Prospectus are hereby deleted and replaced with the following:

Annual Fund Operating Expenses(2)

Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	O	R	W
Management Fees(3)%		0.06	0.06	0.06	0.06	0.06	0.06	0.06
Distribution and/or Shareholder Service (12b-1) Fees	%	0.25	1.00	1.00	None	0.25	0.50	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.38	0.38	0.38	0.38	0.38	0.38	0.38
Acquired Fund Fees and Expenses	%	1.06	1.06	1.06	1.06	1.06	1.06	1.06
Total Annual Fund Operating Expenses(4)%		1.85	2.60	2.60	1.60	1.85	2.10	1.60
Waivers and Reimbursements (5)%		(0.27)	(0.27)	(0.27)	(0.27)	(0.27)	(0.27)	(0.27)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.58	2.33	2.33	1.33	1.58	1.83	1.33

(1)         A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.

(2)         The expense ratios have been adjusted to reflect current contractual rates.

(3)         Effective October 1, 2013, the Fund’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.00% of the Fund’s average daily net assets invested in Underlying Funds within the ING Fund Complex; and 0.30% of the Fund’s average daily net assets invested in direct investments, which include, but are not limited to, a security issued by an investment company that is not part of the ING Fund Complex, including exchange-traded funds, a security issued by a non-mutual fund issuer, such as an operating company, and derivative instruments. The Management Fees reflected in the table are calculated based on an estimated investment of 20% of the Fund’s assets in direct investments.

(4)         Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(5)         The adviser is contractually obligated to limit expenses to 1.58%, 2.33%, 2.33%, 1.33%, 1.58%, 1.83%, and 1.33% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares, respectively, through at least March 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Fund’s board; or (iii) the management agreement has been terminated.  The obligation is subject to possible recoupment by the adviser within three years.

4.              The section entitled “Fees and Expenses of the Fund — Expense Examples” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$726	1,045	1,415	2,528
B	Sold	$736	1,027	1,475	2,662
	Held	$236	727	1,275	2,662
C	Sold	$336	727	1,275	2,846
	Held	$236	727	1,275	2,846
I	Sold or Held	$135	421	760	1,800
O	Sold or Held	$161	499	892	2,072
R	Sold or Held	$186	576	1,021	2,337
W	Sold or Held	$135	421	760	1,800

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

5.              The section entitled “Portfolio Management” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co. LLC
Portfolio Managers
Paul Zemsky, CFA	Halvard Kvaale, CIMA
Portfolio Manager (since 12/05)	Portfolio Manager (since 08/12)
Derek Sasveld
Portfolio Manager (since 08/13)

6.              All references to ING IM serving as a “Consultant” to the Fund are hereby deleted in their entirety.

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7.              The subsection entitled “Management of the Fund — Management Fees” is hereby deleted and replaced with the following:

Management Fee
ING Diversified International Fund(1)	0.00%

(1)         Effective October 1, 2013, the Fund’s Management Fee was revised to a “bifurcated fee” structure as follows: 0.00% of the Fund’s average daily net assets invested in Underlying Funds within the ING Funds Complex; and 0.30% of the Fund’s average daily net assets in direct investments which include, but are not limited to, a security issued by an investment company that is not a part of the ING Fund Complex, including exchange-traded funds; a security issued by non-mutual fund issuer, such as an operating company; and derivative instruments.

For information regarding the basis for the Board’s November 2012 approval of the investment advisory relationship, and for information regarding the basis for the Board’s January 2013 approval of the investment advisory relationship in connection with the IPO, please refer to the Fund’s unaudited semi-annual shareholder report dated April 30, 2013.

8.              The subsections entitled “Management of the Fund — The Consultant,” “Management of the Fund —Consulting Fee,” “Management of the Fund — The Asset Allocation Committee,” and “Management of the Fund — Additional Information Regarding Members of the Asset Allocation Committee” are hereby deleted in their entirety and replaced with the following:

The Sub-Adviser and Portfolio Managers

The Adviser has engaged a sub-adviser to provide the day-to-day management of the Fund’s portfolio. The sub-adviser is an affiliate of ING Investments.

The Adviser acts as a “manager-of-managers” for the Fund. The Adviser has ultimate responsibility, subject to the oversight of the Fund’s Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Fund and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Fund’s Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that , indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).

Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Fund the responsibility for day-to-day investment management or for asset allocation amongst the underlying funds, as applicable, subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Fund. Pursuant to the exemptive relief, the Adviser, with the approval of the Fund’s Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Fund’s assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of the Fund or add a new sub-adviser to the Fund, the Fund will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of the Fund and a change to the investment strategies of the Fund.

Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Fund’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Fund.

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The “manager-of-managers” structure and reliance on the exemptive relief has been approved by the Fund’s shareholders.

ING Investment Management Co. LLC

ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING U.S. and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM’s principal office is located at 230 Park Avenue, New York, New York, 10169. As of June 30, 2013, ING IM managed approximately $73.1 billion in assets.

The following individuals are jointly responsible for the day-to-day management of the Fund:

Derek Sasveld, CFA, Portfolio Manager, is Senior Vice President and Head of Asset Allocation within the Multi-Asset Strategies and Solutions Group and is responsible for tactical and strategic asset allocation decisions. Prior to joining ING IM in 2012, Mr. Sasveld was a Partner at Strategic Investment Group in Arlington, Virginia (2007 – 2012).

Halvard Kvaale, CIMA, and Portfolio Manager, as well as Head of ING IM’s Manager Research and Selection within the Multi-Asset Strategies and Solutions Group, has been with ING since August 2012. Prior to joining ING, Mr. Kvaale was with Morgan Stanley Smith Barney Consulting Group from 2006 to 2012, most recently as managing director and head of their portfolio advisory services group. Prior to that, he served as the head of global manager research and fee-based advisory solutions at Deutsche Bank, and at Prudential Investments he managed the third party Consulting Programs as well as running the Investment Management Analysis Unit and the Senior Consulting Group.

Paul Zemsky, CFA, Portfolio Manager, and Chief Investment Officer of ING IM’s Multi-Asset Strategies. He joined ING IM in 2005 as head of derivative strategies.

Additional Information Regarding the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund.

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ING MUTUAL FUNDS

ING Diversified International Fund

(“Fund”)

Supplement dated October 4, 2013 to the Fund’s Class A, Class B, Class C,

Class I, Class O, Class R, and Class W Statement of Additional Information (“SAI”)

dated February 28, 2013

1.              On April 1, 2013, shareholders of the Fund were sent a proxy statement, which among other things, asked shareholders to approve a new investment advisory fee structure (the “Amended Fee Structure”), which would modify the advisory fees payable to ING Investments, LLC, the Fund’s investment adviser, (“Adviser”).  Under the Amended Fee Structure, the Fund will pay an advisory fee equal to 0.00% of the Fund’s average daily net assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), and 0.30% of the Fund’s average daily net assets invested in direct investments, which include, but are not limited to a security issued by an investment company that is not a part of the ING Fund Complex, including exchange-traded funds, a security issued by a non-mutual fund issuer, such as an operating company, and derivative instruments (“Direct Investments”).  On October 1, 2013, the Fund’s shareholders approved the Amended Fee Structure which became effective on October 1, 2013.

2.              In addition, the Fund’s shareholders were asked to approve the appointment of ING Investment Management Co. LLC (“ING IM”) as the sub-adviser to the Fund replacing the “Asset Allocation Committee.” On October 1, 2013, the Fund’s shareholders approved the appointment of ING IM and all references to the “Asset Allocation Committee” are hereby deleted in their entirety.  The individuals previously identified as “Asset Allocation Committee Members” continue to be responsible for the day-to-day management of the Fund and are now identified as “Portfolio Managers.”

3.              The sixth paragraph in the section entitled “Adviser” is hereby deleted in its entirety and replaced with the following:

Approval of Investment Advisory Agreement

For information regarding the basis for the Board’s November 2012 approval of the investment advisory relationship, and for information regarding the basis for the Board’s January 2013 approval of the investment advisory relationship in connection with the IPO, please refer to the Fund’s unaudited semi-annual shareholder report dated April 30, 2013.

4.              The subsection entitled “Adviser — Advisory Fees” of the Fund’s SAI is hereby deleted in its entirety and replaced with the following:

Advisory Fees

The Adviser bears the expense of providing its services and pays the fees of the Sub-Adviser. For its services under the Investment Advisory Agreement, the Fund pays the Adviser, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Fund’s average daily net assets during the month:

Annual Advisory Fee

If the Fund invests in Underlying Funds(1): 0.00%; and

If the Fund invests in Direct Investments(2): 0.30%

(1)         “Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the ING Fund Complex. The term “Fund Complex” shall have the same meaning as defined in Item 17 of Form N-1A, as it was in effect on May 7, 2013.

(2)         “Direct Investments” include, but are not limited to, a security issued by an investment company that is not a part of the ING Fund Complex, including exchange-traded funds, a security issued by non-mutual fund issuer, such as an operating company, and derivative instruments.

Effective October 1, 2013, the annual advisory fee rate for the Fund was revised from 0.00% of the Fund’s average daily net assets to the annual advisory fee rate reflected in the table above.

5.              The table and the third paragraph in the section entitled “Expense Limitation Agreement” of the Fund’s SAI are hereby deleted in their entirety and replaced with the following:

Diversified International Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
	1.58%	2.33%	2.33%	1.33%	1.58%	1.83%	1.33%

The Expense Limitation Agreement provides that the expense limitations shall continue through at least March 1, 2018. The Expense Limitation Agreement is contractual and, after an initial term, shall renew automatically for one-year terms unless: (i) the Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Investment Advisory Agreement has been terminated.

6.              All references to ING IM serving as a “Consultant” to the Fund are hereby deleted in their entirety and replaced with the following:

SUB-ADVISER

The Investment Advisory Agreement for the Fund provides that the Adviser, with the approval of the Board, may select and employ investment advisers to serve as sub-advisers for the Fund, and shall monitor the Sub-Adviser’s investment programs and results, and coordinate the investment activities of the Sub-Adviser to ensure compliance with regulatory restrictions. The Adviser pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to the Sub-Adviser, executive salaries, and expenses of the Trustees and Officers of the Trust who are employees of the Adviser or its affiliates.  The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

Pursuant to the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, ING IM acts as Sub-Adviser to the Fund.  In this capacity, the Sub-Adviser, subject to the supervision and control of the Adviser and the Board, on behalf of the Fund, manages the Fund’s portfolio investments consistently with the Fund’s investment objective, and executes any of the Fund’s investment policies that it deems appropriate to utilize from time-to-time.  Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Adviser.  The Sub-Adviser’s principal address is 230 Park Avenue, New York, New York 10169.  The Sub-Adviser is an affiliate of the Adviser and an indirect, wholly-owned subsidiary of ING Groep.

After an initial term of two (2) years, the Sub-advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (i) the Board; or (ii) of the vote of a “majority (as defined in the 1940 Act) of the Fund’s outstanding shares voting as a single class provided that such continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of the Adviser by a vote case in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreement may be terminated without payment of any penalties by the Adviser, the Board, on behalf of the Fund, or the shareholders of such Fund upon 60 days’ prior written notice.  Otherwise, after an initial term, the Sub-Advisory Agreement will remain in effect from year to year, subject to the annual approval of the Board, on behalf of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees, on behalf of the Fund, who are not parties to the sub-advisory agreement or “interested persons” (as defined in the 1940 Act) of any such party.

Approval of Sub-Advisory Agreement

For information regarding the basis for the Board’s approval of the sub-advisory relationship for the Fund, please refer to the Fund’s annual shareholder report to be dated October 31, 2013.

Sub-Advisory Fees

As compensation to the Sub-Adviser for its services, the Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund’s average daily net assets managed during the month:

Annual Sub-Advisory Fee

If the Fund invests in Underlying Funds(1)

0.030% on the first $500 million;

0.025% on the next $500 million;

0.020% on the next $1 billion; and

0.010% in excess of $2 billion; and

If the Fund invests in Direct Investments(2)

0.135%

(1)         “Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the ING Fund Complex. The term “Fund Complex” shall have the same meaning as defined in Item 17 of Form N-1A, as it was in effect on May 7, 2013.

(2)         “Direct Investments” include, but are not limited to, a security issued by an investment company that is not a part of the ING Fund Complex, including exchange-traded funds, a security issued by non-mutual fund issuer, such as an operating company, and derivative instruments.

Total Sub-Advisory Fees Paid

Because the Fund was managed by a Consultant prior to October 1, 2013, no sub-advisory fees were paid by the Fund to the Sub-Adviser for the fiscal year ended October 31, 2012.

Prior to October 1, 2013, the Adviser paid ING Investment Management Co. LLC a consulting fee equal to the following percentages based on the Fund’s average daily net assets.

0.03% of the first $500 million;

0.025% of the next $500 million;

0.02% of the next $1 billion; and

0.01% in excess of $2 billion.

Total Consulting Fees Paid For the Fiscal Year Ended October 31, 2012

ING IM was paid an annual consulting fee of $32,403 for the fiscal year ended October 31, 2012.

PORTFOLIO MANAGERS

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of October 31, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Halvard Kvaale	30	$15,617,121,559	24	$300,060,926	0	$0
Derek Sasveld(1)	0	$0	0	$0	0	$0
Paul Zemsky(2)	42	$17,215,348,233	26	$1,301,002,170	0	$0

(1)         As of July 31, 2013.

(2)         Two of these accounts with total assets of $1,000,941,244 have an advisory fee that is also based on the performance of the accounts.

Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for the Fund.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

Compensation

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on ING IM performance, one, three and  five year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks,  peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep and/or a notional investment in a pre-defined set of ING IM sub-advised Funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of ING stock.  The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.

ING IM has defined indices (the MSCI AEW IndexSM Ex-U.S for Mr. Kvaale, Mr. Sasveld, and Mr. Zemsky as portfolio managers for the Fund); and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue growth for all accounts managed by the team. The results for overall ING IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

ING IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards: All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and ING restricted stock and/or a notional investment in a predefined set of ING IM sub-advised Funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each team member as of October 31, 2012, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Halvard Kvaale	None
Derek Sasveld(1)	None
Paul Zemsky	None

(1)         As of July 31, 2013.

In addition to the investments shown in the table above, certain portfolio managers may be required to defer a portion of their compensation into an account that tracks the performance of investment options, including certain ING funds, chosen by the portfolio manager as part of their participation in ING’s deferred compensation plan and other targeted compensation programs.  This deferral will not cause any purchase or sale of Fund shares, but the NAV of the Fund shares will be used as a measurement mechanism for determining the cash amount to be paid under any vesting provisions when the portfolio manager realizes his or her compensation.

The information below shows how much a portfolio manager has allocated to an investment option that tracks the performance of the Fund they manage.  The portfolio manager may have allocated a portion of their deferral to another investment option which tracks the performance of a fund that they do not manage.  Only the amount that a portfolio manager has allocated to an investment option that tracks the performance of the Fund that they manage is shown below as of October 31, 2012:

Portfolio Manager	Dollar Range of Fund Shares Owned Under Deferred Compensation
Halvard Kvaale	None(1)
Derek Sasveld	None(1)
Paul Zemsky	None

(1)         The portfolio manager was not able to participate as the implementation date of the deferred compensation plan preceded the portfolio manager’s date of hire.

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